                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant                                                 [ X ]
Filed by a Party other than the Registrant                              [   ]

Check the appropriate box:

[   ]     Preliminary Proxy Statement

[   ]     Confidential, for Use of the Commission Only (as permitted by
          Rule 14a-6(e)(2))

[   ]     Definitive Proxy Statement

[   ]     Definitive Additional Materials

[ X ]     Soliciting Material Pursuant to Section 240.14a-l2

                       AMERICAN CENTURY GROWTH FUNDS, INC.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]     No fee required
[   ]     Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.

          1)   Title of each class of securities to which transaction applies:

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          2)   Aggregate number of securities to which transaction applies:

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          3)   Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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          4)   Proposed maximum aggregate value of transaction:

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          5)   Total fee paid:

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[   ]     Fee paid previously with preliminary materials.

[   ]     Check box if any part of the fee is offset as provided by Exchange Act
          Rule  0-11(a)(2)  and identify the filing for which the offsetting fee was paid  previously.  Identify  the previous  filing by  registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

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          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

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          4)   Date Filed:

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                           ANSWERING MACHINE MESSAGE:

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                             AMERICAN CENTURY FUNDS

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Hello, this message is for  __________________  my name is  ____________________
and I am a proxy  representative  for ADP on behalf of American  Century  Funds, with which you are a shareholder.  You should have received material in the mail recently concerning the Special meeting of Shareholders scheduled for June 27th,
2007.

Your vote is very  important.  You can provide  your vote  quickly and easily by touchtone  phone,  Internet  or by mail.  You may call also call us toll free at
1-877-256-6083  to cast your  vote  directly  over the  phone or to  answer  any questions you may have.

Your prompt  response  will help avoid the cost of  additional  calls and ensure that enough shareholder  participation will be present at the meeting. THE BOARD
OF DIRECTORS/TRUSTEES OF THE FUND UNANIMOUSLY  RECOMMENDS THAT YOU VOTE IN FAVOR
OF THE PROPOSALS. Thank you and have a great day/evening.

                               VOTE CONFIRMATION:

AFTER  MUCH  CONSIDERATION  THE  BOARD  OF  DIRECTORS/TRUSTEES  HAS  UNANIMOUSLY
APPROVED THE PROPOSALS AS SET FORTH IN THE MATERIAL YOU RECEIVED AND  RECOMMENDS
A  FAVORABLE  VOTE FOR  THESE  PROPOSALS.  DO YOU WISH TO  SUPPORT  THE  BOARD'S
RECOMMENDATION FOR EACH OF YOUR ACCOUNTS?

For Favorable Vote:

     Mr./Ms. __________________ I have recorded your vote as follows, for all of
     your  American   Century   Funds   accounts  you  are  voting  the  Board's
     recommendation  in  favor  of the  proposals  as  set  forth  in the  proxy materials you have received, is that correct?

FOR NON-FAVORABLE VOTE:

     Mr./Ms. __________________ I have recorded your vote as follows, for all of
     your   American   Century   Funds   accounts   you  have  chosen  to  (vote
     against/abstain from) the proposals as set forth in the proxy materials you have received, is that correct?

WITHIN THE NEXT 72 HOURS WE WILL MAIL YOU A WRITTEN  CONFIRMATION  OF YOUR VOTE.
IF WE HAVE NOT RECORDED YOUR INFORMATION CORRECTLY OR IF YOU WISH TO CHANGE YOUR
VOTE, PLEASE CALL THE TOLL FREE NUMBER ON THE CONFIRMATION TO LET US KNOW. ALSO,
PLEASE BE AWARE THAT YOUR VOTE CANNOT BE CHANGED  WITH US BY PHONE AFTER  9:00PM
ET, JUNE 26TH, 2007. THANK YOU VERY MUCH FOR YOUR PARTICIPATION AND HAVE A GREAT
DAY/EVENING.

                      MIS CALL CENTER CAMPAIGN FACT FINDER

CLIENT: AMERICAN CENTURY FUNDS

SERVER: 1                                            SUPERVISOR: BRIAN KENNEDY

# OF PROPOSALS:     KC 14A - 10:00 AM - 4 PROPOSALS
                    MV 14A - 10:30 AM - 2 PROPOSALS
                    KC N-14 - 4 PROPOSALS
                    MV N-14 - 3 PROPOSALS

MEETING DATE/TIME:  JUNE 27, 2007 @ 10AM THRU 11:30AM

MEETING LOCATION:   4500 MAIN ST,
                    KANSAS CITY, MO,  64111

DATE OF RECORD:     APRIL 13, 2007

E-MAIL PROXY INFO:  YES      X

PROXY MAIL DATE:

DESCRIPTION OF ENVELOPE:

INBOUND # TO VOTE:  877-256-6083

TOUCH TONE VOTE #:

INTERNET VOTE WEB SITE:  WWW.AMERICANCENTURY.COM

CLIENT CUSTOMER SERVICE # (REGISTERED):  877-345-8836
                          (BENEFICIAL):  CALL BROKER

CLIENT WEB SITE:

STOCK MARKET SYMBOL(S)

CLIENT NUMBER(S):

FUND NAMES/CLASSES/NUMBERS:  SEE MATRIX

                              QUESTIONS AND ANSWERS

If I vote now, will I be able to change my vote later?

     Yes, you may change your vote at any time.  Every vote counts.  We strongly encourage  you to vote as soon as  possible.  By doing  so,  you can  avoid receiving follow-up reminders.

When  was  the  last  time  the  Board  of  Directors/Trustees  was  elected  by shareholders via a proxy?

     The Mountain View Board of Directors/Trustees was elected in 2002.

     The Kansas City Board of Directors was elected in 1997.

How long do board members serve?

     The board  members  serve  indefinitely  until his or her successor is duly elected and qualified or until he or she retires or resigns.

How many groups of boards does American Century Investments have?

     We have two; one group that  governs  funds that are managed in Kansas City and one group that governs funds managed in Mountain View.

What are the responsibilities of the Boards?

     The Board members are investor  advocates  and look out for the  investors'
     best interest in many ways.

     Both  fund  boards  review  analysis  of fund  performance,  management  of
     brokerage  commissions  and  trading  costs,   compliance  with  investment
     restrictions, fund accounting services and more. They also:

     -    oversee the accuracy of disclosure information in each prospectus.
     -    decide whether to renew our contract as the investment  manager of ACI funds.
     -    evaluate  independent  analysis of our fund  performance by Lipper and our investor service quality by National Quality Review.
     -    approve  issues  such  as fund  combinations,  fund  liquidation,  new products and fees, loads and distribution contracts.

Why do we  sometimes  use the  term  directors  and  other  times  use the  term trustees?

     The  name  for  individuals  who  serve  on a board  and  look  out for the shareholders'  interests are  "directors" in the case of a corporation  and
     "trustees" in the case of a trust. Some of our funds reside in corporations while other funds reside in trusts.

What is a Subadvisor?

A Subadvisor is an investment  company hired to make the  day-to-day  investment decisions for the fund.  They perform this  function  under the  supervision  of
American  Century   Investment   Management,   Inc.  and  the  fund's  Board  of
Directors/Trustees.

     American  Century is responsible  for managing the investment  portfolio of the fund and directing the purchase and sale of its investment securities.

             AMERICAN CENTURY KC 10AM IMPORTANT POINTS AND PROPOSALS

     MEETING DATE/TIME: June 27th, 2007 at 10:00 A.M. C.T.

     MEETING LOCATION: 4500 Main Street, Kansas City, MO 64111

     RECORD DATE: April 13th, 2007

     MATERIALS MAILED ON OR ABOUT: ??

                                    PROPOSALS

1.   TO ELECT NINE DIRECTORS TO THE BOARD OF DIRECTORS.

     o    INDEPENDENT NOMINEES:

          o    Thomas A. Brown, age 67, Director since 1980.
          o    Andrea C. Hall, age 62, Director since 1997.
          o    James A. Olson, age 65, Advisory Board Member since 2006.
          o    Donald H. Pratt, age 70, Director since 1995.
          o    Gale E. Sayers, age 64, Director since 2000.
          o    M. Jeannine Strandjord, age 62, Director since 1994.
          o    Timothy S. Webster, age 46, Director since 2001.

     o    INTERESTED NOMINEES:

          o    James E. Stowers Jr., age 83, Director/Vice Chairman since 1958.
          o    Jonathan S. Thomas,  age 44, Advisory Board Member since 2007. He is also the  President  and Chief  Executive  Officer of American
               Century Companies, Inc.

2.   TO APPROVE A CHANGE IN THE ADVISOR CLASS FEE STRUCTURE.

     o    On November 29th, 2006 and March 7th, 2007 the Board approved, subject
          to  shareholder   approval,  an  increase  of  0.25%  to  the  unified
          management  fee while at the same time they  approved  a  decrease  of
          0.25% to the Rule 12b-1 fee.
     o    This proposal will result in NO CHANGE to the total expense ratios.
     o    Currently recordkeeping/administrative services fee is paid out of the
          12b-1  fee.   This  change  is   designed  to  move   payment  of  the
          recordkeeping/administrative  services  fee to the unified  management fee.
     o    This modification will make the fee structure more consistent with the other share classes of the American Century Funds and the industry.
     o    If  shareholders  do not approve  the change in the Advisor  Class fee structure,  then the  recordkeeping/administrative  services  fee will continue  to be paid  out of the  Rule  12b-1  fee  and  the  proposed decrease in the Rule 12b-1 fee will not take effect.

3.   TO APPROVE AN  AMENDMENT  TO THE  INVESTMENT  OBJECTIVE  OF THE REAL ESTATE
     FUND.

     o    The current  objective  states that "The Fund seeks long-term  capital appreciation. Income is a secondary objective".
     o    The  proposed  objective  states  that  "The  Fund  seeks  high  total investment  return through a combination of capital  appreciation  and current income".
     o    The goal of this  proposal is to modify the  objective  so it does not identify  capital  appreciation as "primary" and income as "secondary"
          objectives.
     o    If  approved,  the  objective of the Fund will be to seek both capital appreciation  and production of income while not  emphasizing one over the other.
     o    The new  objective  is more  flexible and more in line with other real estate funds.
     o    This proposal will not materially  affect its investment  strategy for the  day-to-day  management of the Fund or materially  change the risk factors applicable to the Fund.

4.   TO APPROVE A NEW SUB-ADVISORY AGREEMENT BETWEEN AMERICAN CENTURY INVESTMENT
     MANAGEMENT, INC. AND NORTHERN TRUST INVESTMENTS,  N.A. FOR THE EQUITY INDEX
     FUND.

     o    The current  Subadvisor,  Barclay's Global, has changed their business model and is not  interested  in  continuing  to  provide  subadvisory services to the Fund.
     o    After careful  consideration,  the Board voted  unanimously to approve the New Sub-Advisory  Agreement with Northern Trust and recommend that shareholders of the Fund approve it.
     o    The terms of the New Sub-Advisory  Agreement are generally  similar to those found in the Old Sub-Advisory Agreement.
     o    In approving Northern Trust, the Board considered the following:
          o    a strong track record of performance in both historical  tracking error and raw performance numbers compared to the S&P 500,
          o    the breadth of experience in index fund management,
          o    sizable  subadvisory  relationships with companies subject to the
               1940 Act,
          o    a commitment to index business evidenced by a lack of forays into the Exchange Traded Funds business,
          o    diligent investment process,
          o    extremely   positive  reference  calls  with  other  mutual  fund
               companies for whom Northern Trust currently serves as subadvisor,
               and
          o    that Northern  Trust did not present any concerns with respect to complying  with American  Century's  stringent  requirements  for trading practices and soft dollar arrangements.

           AMERICAN CENTURY MV 10:30AM IMPORTANT POINTS AND PROPOSALS

     MEETING DATE/TIME: June 27th, 2007 at 10:30 A.M. C.T.

     MEETING LOCATION: 4500 Main Street, Kansas City, MO 64111

     RECORD DATE: April 13th, 2007

     MATERIALS MAILED ON OR ABOUT: ??

                                    PROPOSALS

1.   TO ELECT EIGHT TRUSTEES/DIRECTORS TO THE BOARD OF TRUSTEES/DIRECTORS.

     o    INDEPENDENT NOMINEES:

          o    John Freidenrich, age 70, Trustee since 2005.
          o    Ronald J. Gilson, age 61, Trustee since 1995.
          o    Kathryn A. Hall, age 50, Trustee since 2001.
          o    Peter F. Pervere, age 60, Advisory Board Member since 2006.
          o    Myron S. Scholes, age 66, Trustee since 1980.
          o    John B. Shoven, age 60, Trustee since 2002.
          o    Jeanne D. Wohlers, age 62, Trustee since 1984.

     o    INTERESTED NOMINEE:

          o    Jonathan S. Thomas, age 44, President and CEO of American Century
               Companies, Inc. and Advisory Board Member since 2007.

2.   TO APPROVE A CHANGE IN THE ADVISOR CLASS FEE STRUCTURE.

     o    On  December  8th,  2006 the Board  approved,  subject to  shareholder approval,  an increase of 0.25% to the unified management fee while at the same time they approved a decrease of 0.25% to the Rule 12b-1 fee.
     o    This proposal will result in NO CHANGE to the total expense ratios.
     o    Currently recordkeeping/administrative services fee is paid out of the
          12b-1  fee.   This  change  is   designed  to  move   payment  of  the
          recordkeeping/administrative  services  fee to the unified  management fee.
     o    This modification will make the fee structure more consistent with the other share classes of the American Century Funds and the industry.
     o    If  shareholders  do not approve  the change in the Advisor  Class fee structure,  then the  recordkeeping/administrative  services  fee will continue  to be paid  out of the  Rule  12b-1  fee  and  the  proposed decrease in the Rule 12b-1 fee will not take effect.

             AMERICAN CENTURY KC 11AM IMPORTANT POINTS AND PROPOSALS

     MEETING DATE/TIME: June 27th, 2007 at 11:00 A.M. C.T.

     MEETING LOCATION: 4500 Main Street, Kansas City, MO 64111

     RECORD DATE: April 13th, 2007

     MATERIALS MAILED ON OR ABOUT: ??

                                    PROPOSALS

1.   TO APPROVE  THE  PROPOSED  RECLASSIFICATIONS  OF A CLASS  SHARES AS ADVISOR
     CLASS SHARES.

     o    The Board  considered  this change would simplify and  standardize the
          Funds' share class structure.
     o    The  Reclassifications  are  expected to take place on or about August
          31st, 2007.
     o    There will be no change in the value of your investment as a result of the Reclassifications and they will be tax-free.
     o    Fund operating expenses will remain the same.
     o    The investment  objectives,  policies,  limitations  and risks of your investment would remain the same.

2.   TO APPROVE  THE  PROPOSED  RECLASSIFICATIONS  OF C CLASS  SHARES AS ADVISOR
     CLASS SHARES.

     o    The Boards considered the consistently low investor demand for and low balance of  investments  in the C Class shares of certain  funds,  and concluded that the Reclassifications would be in the best interests of the shareholders.
     o    The Board  considered  this change would simplify and  standardize the
          Funds' share class structure.
     o    The  Reclassifications are expected to take place on or about November
          30th, 2007.
     o    There will be no change in the value of your investment as a result of the Reclassifications and they will be tax-free.
     o    Small Cap Value Fund's total expenses will go from 2.25% to 1.50%.
     o    Growth Fund's total expenses will go from 2.00% to 1.25%.
     o    Vista Fund's total expenses will go from 2.00% to 1.25%.
     o    The investment  objectives,  policies,  limitations  and risks of your investment would remain the same.

3.   TO  APPROVE  THE  PROPOSED  RECLASSIFICATIONS  OF ADVISOR  CLASS  SHARES AS
     INVESTOR CLASS SHARES.

     o    The Boards considered the consistently low investor demand for and low balance of  investments  in the Advisor Class shares of certain funds, and  concluded  that  the  Reclassifications  would  be  in  the  best interests of the shareholders.
     o    The Board  considered  this change would simplify and  standardize the
          Funds' share class structure.
     o    The  Reclassifications are expected to take place on or about November
          30th, 2007.
     o    There will be no change in the value of your investment as a result of the Reclassifications and they will be tax-free.
     o    Balanced Fund's total expenses will go from 1.15% to 0.90%.
     o    Life Sciences Fund's total expenses will go from 1.61% to 1.36%.
     o    Technology Fund's total expenses will go from 1.76% to 1.51%.
     o    The investment  objectives,  policies,  limitations  and risks of your investment would remain the same.

4.   TO APPROVE THE  PROPOSED  RECLASSIFICATIONS  OF C CLASS  SHARES AS INVESTOR
     CLASS SHARES.

     o    The Boards considered the consistently low investor demand for and low balance  of  investments  in the C Class  shares of the Life  Sciences fund,  and concluded  that the  Reclassification  would be in the best interests of the shareholders.
     o    The Board  considered  this change would simplify and  standardize the
          Fund's share class structure.
     o    The  Reclassification  is expected to take place on or about  November
          30th, 2007.
     o    There will be no change in the value of your investment as a result of the Reclassification and they will be tax-free.
     o    Life Sciences Fund expenses will go from 2.36% to 1.36%.
     o    The investment  objectives,  policies,  limitations  and risks of your investment would remain the same.

           AMERICAN CENTURY MV 11:30AM IMPORTANT POINTS AND PROPOSALS

     MEETING DATE/TIME: June 27th, 2007 at 11:30 A.M. C.T.

     MEETING LOCATION: 4500 Main Street, Kansas City, MO 64111

     RECORD DATE: April 13th, 2007

     MATERIALS MAILED ON OR ABOUT: ??

                                    PROPOSALS

1.   TO APPROVE AN AGREEMENT AND PLAN OF  REORGANIZATION OF THE AMERICAN CENTURY
     ARIZONA  MUNICIPAL  BOND FUND IN EXCHANGE FOR INVESTOR  CLASS SHARES OF THE
     AMERICAN CENTURY TAX-FREE BOND FUND.

     o    Tax-Free  Bond offers a higher level of  diversification  since it may include  securities  from  all 50  States  and  U.S.  Territories.  In addition, Tax-Free Bond will provide current Arizona shareholders with a similar tax advantage.
     o    The Board noted that the small size of the Arizona Municipal Bond Fund limits its  ability to achieve  certain  benefits of large asset size, and that the small size has made it  difficult  for the Fund to remain viable.
     o    The investment objective of the Arizona Municipal Bond Fund is to seek safety of  principal  and high  current  income  that is  exempt  from federal and Arizona income taxes.
     o    The  investment  objective of the Tax-Free Bond Fund is to seek safety of  principal  and high  current  income that is exempt  from  federal income tax.
     o    The  material  difference  is that while the  Tax-Free  Bond Fund only seeks to be exempt from federal  income taxes,  the Arizona  Municipal
          Bond Fund also seeks to be exempt from Arizona income taxes.  However, because  shareholders  will still receive the benefits of investing in federal tax-free  securities,  they would continue to receive the vast majority of their current tax-free benefit.
     o    Investor Class' total expenses will remain the same at 0.49%.
     o    A Class' total  expenses  will go from 0.74% to 0.49%,  B Class' total expenses will go from 1.49% to 0.49%, and C Class' total expenses will go from 1.49% to 0.49%.
     o    There will be no change in the value of your investment as a result of the Reorganization and it is expected to be tax-free.
     o    The  Reorganization is expected to take place on or about August 31st,
          2007 and shortly thereafter you will receive a confirmation with a new account number.
     o    ONLY READ IF ASKED WHAT  HAPPENS IF WE DON'T  PASS:  If this  proposal does  not get the  necessary  vote  for the  reorganization,  American
          Century  is  likely  to  ask  the  fund's  Board  of   Directors   for
          authorization to liquidate the Arizona Municipal Bond.

2.   TO APPROVE AN AGREEMENT AND PLAN OF  REORGANIZATION OF THE AMERICAN CENTURY
     FLORIDA  MUNICIPAL  BOND FUND IN EXCHANGE FOR INVESTOR  CLASS SHARES OF THE
     AMERICAN CENTURY TAX-FREE BOND FUND.

     o    The Board noted that the small size of the Florida Municipal Bond Fund limits its  ability to achieve  certain  benefits of large asset size, and that the small size has made it  difficult  for the Fund to remain viable.
     o    The Board considered  Florida  Municipal Bond no longer offers any tax advantage over Tax-Free Bond because the State of Florida has recently eliminated its intangibles  tax. As such,  there is no longer a reason for Florida  Municipal  Bond to exist.  It is redundant  with Tax-Free
          Bond, since both funds now offer only federal tax benefits.
     o    The investment objective of the Florida Municipal Bond Fund is to seek safety of  principal  and high  current  income  that is  exempt  from federal income taxes and Florida intangible personal property tax.
     o    The  investment  objective of the Tax-Free Bond Fund is to seek safety of  principal  and high  current  income that is exempt  from  federal income tax.
     o    Tax-Free  Bond  benefits  investors  by  offering  a  higher  level of diversification since it may include securities from all 50 States and
          U.S. Territories.
     o    Investor Class' total expenses will remain the same at 0.49%.
     o    A Class' total  expenses  will go from 0.74% to 0.49%,  B Class' total expenses will go from 1.49% to 0.49%, and C Class' total expenses will go from 1.49% to 0.49%.
     o    There will be no change in the value of your investment as a result of the Reorganization and it is expected to be tax-free.
     o    The  Reorganization is expected to take place on or about August 31st,
          2007 and shortly thereafter you will receive a confirmation with a new account number.
     o    ONLY READ IF ASKED WHAT  HAPPENS IF WE DON'T  PASS:  If this  proposal does  not get the  necessary  vote  for the  reorganization,  American
          Century  is  likely  to  ask  the  fund's  Board  of   Directors   for
          authorization to liquidate the Florida Municipal Bond fund because, as mentioned  before,  there is no reason  for this  fund to exist  given
          Florida's elimination of the intangibles tax.

3.   TO  APPROVE  THE  PROPOSED  RECLASSIFICATIONS  OF ADVISOR  CLASS  SHARES AS
     INVESTOR CLASS SHARES.

     o    The Boards considered the consistently low investor demand for and low balance of  investments  in the Advisor Class shares of certain funds, and  concluded  that  the  Reclassifications  would  be  in  the  best interests of the shareholders.
     o    The Board  considered  this change would simplify and  standardize the
          Funds' share class structure.
     o    The  Reclassifications are expected to take place on or about November
          30th, 2007.
     o    There will be no change in the value of your investment as a result of the Reclassifications and they will be tax-free.
     o    Tax-Free Bond Fund's total expenses will go from 0.74% to 0.49%.
     o    Utilities Fund's total expenses will go from 0.93% to 0.68%.
     o    The investment  objectives,  policies,  limitations  and risks of your investment would remain the same.

Hi, my name is and this is a courtesy call from ADP. I am a proxy representative on behalf of  __________________  American Century Funds. Is  __________________
available?

WHEN CORRECT SHAREHOLDER COMES ON THE LINE:
     Hi  Mr./Ms.  __________________  , my name is  __________________  and I am calling from ADP because you are a  shareholder  of American  Century Funds and for your  protection  this call is being  recorded.  Recently  you were mailed proxy  materials for the upcoming  special  meeting of  Shareholders scheduled for June 27th, 2007. Have you received this material?

IF THE SHAREHOLDER ANSWERS:

     Hi Mr./Ms.  __________________  , I am calling  from ADP  because you are a shareholder of American  Century Funds and for your protection this call is being  recorded.  Recently you were mailed proxy  material for the upcoming special  meeting of  Shareholders  scheduled for June 27th,  2007. Have you received this material?

IF NOT RECEIVED:

     VERIFY ADDRESS AND MAKE ANY CHANGES.

     I can either email or resend the voting  material to you. If you would like we can  schedule a call back for a later date.  Also,  you may call us back after  receiving the materials with any questions or to cast your vote over the phone. The phone number is 1-877-256-6083.

IF YES (REGARDING EMAILING):

     Excellent, may I have your email address please?

     AFTER THE SHAREHOLDER  TELLS YOU THEIR EMAIL ADDRESS,  READ IT BACK TO THEM
     PHONETICALLY AND VERIFY IF IT IS CASE SENSITIVE.

     Thank you  Mr./Ms.  __________________.  I will have that  email out to you within one  business  day and please be aware that the email is coming from
     ADP Proxy Services.  Our phone number will be in that email for you to call back and vote your shares, as well as answer any questions you may have.

IF YES (REGARDING RE-MAILING):

     The new package will be mailed out to you. Mr./Ms. __________________ would you like me to  schedule  a call back after you have had a chance to review the material? Thank you for your time and have a great day/evening.

IF NO (REGARDING EMAILING OR RE-MAILING):

     You may  automatically  receive  another  mailing  because of your  unvoted shares. Please be aware that as a shareholder,  your vote is important.  If you receive another mailing you are welcome to vote by internet,  touchtone phone or by mail. The only thing you will need is the control number, which is the shaded number on your proxy card.

IF RECEIVED:

     HAVE YOU HAD A CHANCE TO REVIEW THE MATERIAL AND ARE THERE ANY  QUESTIONS I
     CAN ANSWER FOR YOU?

     If you have no (further) questions, would you like to take this opportunity to place your vote with me over the phone?

IF SHARES WERE SOLD AFTER RECORD DATE:

     Since you were a shareholder  on the date of record,  which was April 13th,
     2007, you are still entitled to cast your vote. If you would like, I can go over the proxy material with you now and assist you in placing your vote.

IF YES (TO PLACING THEIR VOTE):

     The  process will only take a few moments.

     1.   I will introduce myself again and give the date and time.
     2.   I will then ask your permission to record your vote.
     3.   At that  point,  I will need you to verify  your full name and mailing address.

     My name is __________________ from ADP on behalf of American Century Funds.

     Today's date is __________________ and the time is __________________ E.T.

     May I take your vote now?

     May I please  confirm you have received the material and are  authorized to vote on this/these account(s)?

     For the  record,  would you please  state  your full name and full  mailing address?

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY  APPROVED THE PROPOSALS AS SET FORTH
     IN THE  MATERIAL YOU  RECEIVED  AND  RECOMMENDS A FAVORABLE  VOTE FOR THESE
     PROPOSALS.  DO YOU WISH TO SUPPORT THE BOARD'S  RECOMMENDATION  FOR EACH OF
     YOUR ACCOUNTS?

For Favorable Vote:

     Mr./Ms. __________________ I have recorded your vote as follows, for all of
     your  American   Century   Funds   accounts  you  are  voting  the  Board's
     recommendation  in  favor  of the  proposals  as  set  forth  in the  proxy materials you received, is that correct?

FOR NON-FAVORABLE VOTE:

     Mr./Ms. __________________ I have recorded your vote as follows, for all of your American  Century Funds  accounts you are voting against the proposals as set forth in the proxy materials you received, is that correct?

FOR ABSTENTIONS:

     Mr./Ms. __________________ I have recorded your vote as follows, for all of your American Century Funds accounts you are abstaining on the proposals as set forth in the proxy materials you received, is that correct?

RECORD ALL VOTES AS  SHAREHOLDER  REQUESTS  AND  CONFIRM  BY READING  BACK THEIR
CHOICES.

     Within  the next 72 hours we will mail you a written  confirmation  of your vote. If we have not recorded your information  correctly or if you wish to change your vote,  please call the toll free number on the  confirmation to let us know. Also, please be aware that your vote cannot be changed with us by phone  after  9:00pm ET, June 26th,  2007.  Thank you very much for your participation and have a great day/evening.

IF NOT INTERESTED (IN VOTING):

     Please be aware  that as a  shareholder,  your vote is  important.  You are welcome to vote by internet, touchtone phone or by mail. The only thing you will need is the control  number,  which is the shaded number on your proxy
     card.   Thank  you  again  for  your  time  today,  and  have  a  wonderful day/evening.

IF YES (TO SCHEDULING A CALL BACK):

     Thank  you very  much  Sir/Madame,  we will  give  you a call  back at your convenience on at o'clock your time.  Should you have any further questions prior to our call  back,  please  feel  free to call us at  1-877-256-6083.
     Thank you for your time and have a great day/evening.

IF NO (REGARDING CALL-BACK):

     We would like to ensure you, that as a shareholder, your vote is important.
     You are welcome to vote by internet,  touchtone  phone or by mail. The only thing you will need is the control  number,  which is the shaded  number on your proxy  card.  Or if you would like to vote by phone,  you may do so by calling us back at 1-877-256-6083. Thank you again for your time today, and have a wonderful day/evening.

                           ANSWERING MACHINE MESSAGE:

     Hello,    this   message   is   for    __________________    my   name   is
     ____________________  and I am a proxy  representative for ADP on behalf of
     American Century Funds,  with which you are a shareholder.  You should have received  material in the mail recently  concerning the Special  meeting of
     Shareholders scheduled for June 27th, 2007.

     Your vote is very  important.  You can provide your vote quickly and easily by  touchtone  phone,  Internet or by mail.  You may call also call us toll free at  1-877-256-6083  to cast  your vote  directly  over the phone or to answer any questions you may have.

     Your  prompt  response  will help  avoid the cost of  additional  calls and ensure  that  enough  shareholder  participation  will  be  present  at the meeting. THE BOARD OF DIRECTORS OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU
     VOTE IN FAVOR OF THE PROPOSALS. Thank you and have a great day/evening.

                                # # # # # # # # #

YOUR VOTE ON UPCOMING PROXIES IS IMPORTANT

Soon,  you'll  receive  one or more proxy  statements  requesting  your votes on proposals  affecting your American  Century  fund(s).  Because your votes count, prompt  voting will  ensure you won't  receive  reminders  from us. You can vote online, by phone, fax or mail starting the day you receive the information.

If you have questions about the proxy or want to vote the proposals, contact the proxy solicitor at 1-877-256-6083.

If  you  have  questions  about  your  American  Century  funds,  contact  us at
1-800-378-9878 and ask to speak with a member of our Operations team.

If you have additional questions, please call your financial advisor.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ  THESE  DOCUMENTS  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION,
INCLUDING  INFORMATION  ABOUT THE  PARTICIPANTS  IN THE  SOLICITATION  AND THEIR
INTERESTS.  YOU CAN OBTAIN  THESE  DOCUMENTS  FREE OF CHARGE AT THE SEC WEB SITE
(WWW.SEC.GOV).  IN ADDITION, THE PROXY STATEMENTS FILED WITH THE SEC BY AMERICAN
CENTURY WILL BE AVAILABLE FREE OF CHARGE BY CALLING  1-877-256-6083  AFTER APRIL
16, 2007.

                                # # # # # # # # #

Subject: Coming soon - Proxy information for your American Century fund(s)

Body:
Dear American Century investor,
You'll soon receive one or more packages from us requesting  your vote on one or more  proposals  concerning  your funds.* The packages will contain  information describing the proposals and instructions on how to cast your vote. You can even vote online.

We encourage you to vote as soon as possible  after  receiving the  information.
Because your vote  counts,  your prompt  response  can help you avoid  receiving reminder notices.

If you  have  questions,  please  visit  americancentury.com  to  chat  with  an
Investment Consultant or call us at 1-800-345-2021.

*Only shareholders invested in American Century funds on April 13, 2007, will be eligible to vote.  If you were enrolled in  eCommunication  as of March 9, 2007, you will receive the proxy statement(s) by email.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ  THESE  DOCUMENTS  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION,
INCLUDING  INFORMATION  ABOUT THE  PARTICIPANTS  IN THE  SOLICITATION  AND THEIR
INTERESTS.  YOU CAN OBTAIN  THESE  DOCUMENTS  FREE OF CHARGE AT THE SEC WEB SITE
(WWW.SEC.GOV).  IN ADDITION, THE PROXY STATEMENTS FILED WITH THE SEC BY AMERICAN
CENTURY WILL BE AVAILABLE FREE OF CHARGE BY CALLING  1-877-256-6083  AFTER APRIL
16, 2007.

                                # # # # # # # # #

---------------------------------------- ---------------------------------------
YOUR PROXY VOTE COUNTS                   YOUR PROXY VOTE COUNTS
Look for proxy materials                 Please remember to vote
recently sent to you.                    your proxy if you have
Learn more.                              not already. Learn more.
---------------------------------------- ---------------------------------------

AMERICAN CENTURY INVESTORS - YOUR PROXY VOTE COUNTS!
Vote today to avoid receiving reminder notices in the weeks to come.

If you were  invested in any American  Century  fund on April 13,  2007,  you're   ----------------------
eligible to vote on proposals  impacting  your fund.  You'll soon receive  proxy   Ready to vote?
voting  materials  describing  the proposals  along with your vote  card(s).  We
encourage you to review the information and appreciate your prompt response.       Vote ONLINE or
                                                                                   Call 1-888-221-0697.
Below you'll find  information  relating to the proxy process and an overview of
the proposals.                                                                     ----------------------

WHAT ARE THE PROPOSALS ON WHICH I AM BEING ASKED TO VOTE?

     o    All investors will be electing nominees to American Century's Board of
          Directors/Trustees. Learn MORE about this proposal.

     o    Investors in the following  funds will have an additional  proposal on which to vote.  Click the fund name to learn more  about the  proposal for that fund.

          o    ARIZONA MUNICIPAL BOND
          o    EQUITY INDEX
          o    FLORIDA MUNICIPAL BOND
          o    REAL ESTATE

HOW CAN I VOTE?

You may vote online  (WWW.PROXYWEB.COM),  by phone at  1-888-221-0697 or you can mail  your  vote  card  to  Proxy  Services,  P.O.  Box  9174,  Farmingdale,  NY
11735-9851.

PROPOSAL TO ELECT BOARD OF DIRECTORS/TRUSTEES

HOW OFTEN ARE MEMBERS TO THE BOARD ELECTED?

The  Investment  Company Act of 1940  requires  that at least  two-thirds of the
Board of Directors/Trustees  must be elected by shareholders.  The board members serve until their retirement or resignation.

WHAT DO THE MEMBERS OF THE BOARD OF DIRECTORS/TRUSTEES DO?

The  members  are  investor  advocates  and  look  out for the  investors'  best interests in many ways. The fund boards review fund  performance,  management of
brokerage   commissions   and  trading   costs,   compliance   with   investment
restrictions, fund accounting services and more.

PROPOSAL TO REORGANIZE ARIZONA MUNICIPAL BOND INTO TAX-FREE BOND

WHY IS AMERICAN CENTURY PROPOSING THIS REORGANIZATION?

Tax-Free  Bond  offers a higher  level of  diversification  since it may include securities  from  all 50  States  and U.S.  Territories.  By  contrast,  Arizona
Municipal  Bond  investments  are primarily  concentrated  in Arizona  municipal securities.

In addition,  Tax-Free Bond will provide  current  Arizona  shareholders  with a similar tax advantage.  Even though  Arizona  Municipal Bond also provides state tax-free  income,  which  Tax-Free  Bond does not,  you will still  receive  the benefits  of  investing  in federal  tax-free  securities  and  receive the vast majority of their current tax-free benefit.

If approved, the reorganization is expected to occur on August 31, 2007.

--------------------------------------------------   -------------------------------------------
The reorganization would NOT:                        The reorganization would:

    -    change the fees Investor Class                  -    result in a new number for your
         shareholders pay; both funds have the                accounts. If the proposal passes
         same total expense ratio of 0.49%                    you'll receive a confirmation with
                                                              a new account number shortly after
    -    be a taxable transaction. Your tax basis             August 31, 2007.
         and holding period for your shares
         would be unchanged.

    -    change the services established on your
         account.
--------------------------------------------------   -------------------------------------------

PROPOSAL TO REPLACE THE SUBADVISOR FOR EQUITY INDEX

WHAT IS THE CHANGE AMERICAN CENTURY IS PROPOSING FOR EQUITY INDEX?

The Board of Directors  of Equity  Index is  proposing to change the  subadvisor from Barclay's Global Fund Advisors to Northern Trust Investments.

WHY IS AMERICAN CENTURY SEEKING TO REPLACE THE SUBADVISOR FOR EQUITY INDEX?

Barclays  recently  informed us that,  in light of  Barclays'  current  business model,  Barclays is not interested in continuing to provide subadvisory services for the  fund.  Northern  Trust  Investments  was  selected  as the  result of a thorough evaluation process.

PROPOSAL TO REORGANIZE FLORIDA MUNICIPAL BOND INTO TAX-FREE BOND

WHY IS AMERICAN CENTURY PROPOSING THIS REORGANIZATION?

Florida  Municipal  Bond no longer offers any tax  advantage  over Tax-Free Bond because the State of Florida has recently  eliminated  its  intangibles  tax. As such,  there is no longer a reason for Florida  Municipal  Bond to exist - it is redundant  with  Tax-Free  Bond,  since both funds now offer  only  federal  tax benefits.

Additionally,  Tax-Free  Bond  benefits  investors by offering a higher level of diversification  since  it may  include  securities  from all 50  States  and US
Territories.

If approved, the reorganization is expected to occur on August 31, 2007.

--------------------------------------------------   -------------------------------------------
The reorganization would NOT:                        The reorganization would:

    -    change the fees Investor Class                  -    result in a new number for your
         shareholders  pay; both funds have the               accounts.  If the proposal passes
         same total expense ratio of 0.49%                    you'll receive a confirmation with
                                                              a new  account number shortly after
    -    be a taxable transaction. Your tax basis             August 31, 2007.
         and holding period for your shares
         would be unchanged.

    -    change the services established on your
         account.
--------------------------------------------------   -------------------------------------------

PROPOSAL TO CHANGE THE INVESTMENT OBJECTIVE OF REAL ESTATE

WHAT IS THE CHANGE AMERICAN CENTURY IS PROPOSING FOR REAL ESTATE?

American  Century is proposing a change to the  investment  objective that would place  greater  emphasis on total  return,  rather than  focusing  primarily  on capital appreciation, as follows:

CURRENT OBJECTIVE:

The fund seeks long-term capital appreciation. Income is a secondary objective.

PROPOSED OBJECTIVE:

The fund seeks high total  investment  return  through a combination  of capital appreciation and current income.

WHY IS AMERICAN CENTURY SEEKING THIS CHANGE FOR REAL ESTATE?

The real estate  investment  trusts (REITs) in which the fund primarily  invests are generally viewed as income producing securities.  Because of the real estate boom over the past few years, the real estate market has experienced high levels of  capital  growth,  helping  the fund meet its  primary  objective  of capital appreciation.  If this trend does not continue,  the Fund could be disadvantaged because it currently pursues capital  appreciation as a primary  objective.  The new objective is more flexible and more in line with other real estate funds.

FIND MORE PROXY INFORMATION

You can find  in-depth  descriptions  of the  proposals  impacting  your fund by reviewing  the proxy  materials  mailed to you.* If you have  further  questions
about  the   proxy,   please   call   1-877-256-6083   to  speak  with  a  proxy
representative.  For questions about your account,  you may CONTACT US online or by phone.

*Eligible investors enrolled in eCommunication as of March 9, 2007, will receive their proxy by email.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ  THESE  DOCUMENTS  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION,
INCLUDING  INFORMATION  ABOUT THE  PARTICIPANTS  IN THE  SOLICITATION  AND THEIR
INTERESTS.  YOU CAN OBTAIN  THESE  DOCUMENTS  FREE OF CHARGE AT THE SEC WEB SITE
(WWW.SEC.GOV).  IN ADDITION, THE PROXY STATEMENTS FILED WITH THE SEC BY AMERICAN
CENTURY WILL BE AVAILABLE FREE OF CHARGE BY CALLING  1-877-256-6083  AFTER APRIL
16, 2007.

                                # # # # # # # # #

Dear Investor,

The Board of  Directors/Trustees  of your American  Century  Investment  fund is holding a Special Meeting on June 27, 2007.

Please review the proxy  materials,  which outline the proposals  impacting your funds.

To vote your proxy online, please use the link and control numbers below.

CONTROL NUMBERS:
FUND: Growth
CONTROL NUMBER: 01234567890123

FUND: International Opportunities
CONTROL NUMBER: 01234567890123

FUND: Select
CONTROL NUMBER: 01234567890123

To vote all your  accounts as the board  recommends,  please  click on the 'Vote with management' button below.

                             [VOTE WITH MANAGEMENT]

To vote each  proposal or account  individually,  please click on the 'Vote each proposal or account individually' button below.

                  [VOTE EACH PROPOSAL OR ACCOUNT INDIVIDUALLY]

VOTING SITE:
http://www.proxyweb.com

================================================================================

This email includes  information about Services and Products offered by American
Century Investments.If you prefer not to receive this type of information in the future, you may UNSUBSCRIBE at any time.

PRIVACY AND SECURITY POLICY

AMERICAN CENTURY INVESTMENT SERVICES, INC., DISTRIBUTOR

4500 Main St.
Kansas City, MO 64111

The American  Century  Investments  logo,  American Century and American Century
Investments are service marks of American  Century  Proprietary  Holdings,  Inc.
©2007 American Century Proprietary Holdings, Inc. All Rights Reserved.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ  THESE  DOCUMENTS  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION,
INCLUDING  INFORMATION  ABOUT THE  PARTICIPANTS  IN THE  SOLICITATION  AND THEIR
INTERESTS.  YOU CAN OBTAIN  THESE  DOCUMENTS  FREE OF CHARGE AT THE SEC WEB SITE
(WWW.SEC.GOV).  IN ADDITION, THE PROXY STATEMENTS FILED WITH THE SEC BY AMERICAN
CENTURY WILL BE AVAILABLE FREE OF CHARGE BY CALLING  1-877-256-6083  AFTER APRIL
16, 2007.

                                # # # # # # # # #

Your vote is critical for upcoming proxies

You will soon  receive  one or more  important  proxy  packages  about  upcoming
American Century  Investments  shareholder  meetings that affect the fund(s) you own. The packages include details on proposals that require a shareholder  vote.
You will be provided  several  voting  options that will make it easy for you to cast your vote.

Please vote as soon as possible  after you receive  your  packages.  Your prompt response helps ensure that the shareholder meeting will be held as scheduled and avoid reminder mailings.

THE  AMERICAN  CENTURY  FUNDS HAVE FILED  PROXY  STATEMENTS  AND OTHER  RELEVANT
DOCUMENTS WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (SEC).  INVESTORS ARE
URGED TO READ  THESE  DOCUMENTS  BECAUSE  THEY  CONTAIN  IMPORTANT  INFORMATION,
INCLUDING  INFORMATION  ABOUT THE  PARTICIPANTS  IN THE  SOLICITATION  AND THEIR
INTERESTS.  YOU CAN OBTAIN  THESE  DOCUMENTS  FREE OF CHARGE AT THE SEC WEB SITE
(WWW.SEC.GOV).  IN ADDITION, THE PROXY STATEMENTS FILED WITH THE SEC BY AMERICAN
CENTURY WILL BE AVAILABLE FREE OF CHARGE BY CALLING  1-877-256-6083  AFTER APRIL
16, 2007.

                                # # # # # # # # #

Your vote counts!

Vote today to avoid reminder notices in the weeks to come.

We have made voting easy. After reviewing the enclosed proxy  information,  vote using one of the following methods.

      [GRAPHIC OF MOUSE]           [GRAPHIC OF TELEPHONE]            [GRAPHIC OF ENVELOPE]

          INTERNET                        TELEPHONE                           MAIL
-----------------------------   ------------------------------    ---------------------------
1.  Go to: www.proxyweb.com     1.  Call toll-free 1-888-         1.  Complete and sign the
                                    221-0697                          proxy card.

2.  Enter the number that       2.  Enter the number that         2.  Return the card in the
    appears in the gray box         appears in the gray box           postage-paid
    on the left-hand side           on the left-hand side             return envelope.
    of your proxy card.             of your proxy card.

3.  Follow the instructions     3.  Follow the recorded
    on the site.                    instructions.

Please do not mail the proxy card if you vote by internet or telephone.

Thank you for your  participation and your continued support of American Century
Investments.

American Century Investment Services, Inc. Distributor

©2007 American Century Proprietary Holdings,  Inc. All rights reserved. The
American  Century  Investments  logo,  American  Century  and  American  Century
Investments are service marks of American Century Proprietary Holdings, Inc.

SH-CRD-53825 0703

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